SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       BARNWELL INDUSTRIES, INC.
-------------------------------------------------------------------------------
             (Name of registrant as specified in its charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)   Title of each class of securities to which transaction applies:

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     2)   Aggregate number of securities to which transaction applies:

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     3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (4) Date Filed:

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                                       1

                            BARNWELL INDUSTRIES, INC.

                               -------------------

                    Notice of Annual Meeting of Stockholders

                               -------------------




To  the Stockholders of BARNWELL INDUSTRIES, INC.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BARNWELL INDUSTRIES, INC., a Delaware corporation, will be held on March 8, 1999, at 9:30 A.M., Central Standard Time, at the Sheraton Shreveport Hotel, 1419 East 70th Street, Shreveport, Louisiana, for the purpose of considering and acting upon:

           (1) The election of a Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors shall have been elected and qualified;

           (2) The adoption of the 1998 Stock Option Plan; and

           (3) Any and all other business which may properly come before the meeting or any adjournment thereof.

        Only stockholders of record at the close of business on January 11, 1999, are entitled to notice of and to vote at this meeting or any adjournment thereof. The Company's Annual Report to Stockholders for the fiscal year ended September 30, 1998, which includes consolidated financial statements, is enclosed herewith.

        We will be pleased to have you attend the meeting. However, if you are unable to do so, please sign and return the enclosed Proxy in the enclosed addressed envelope.




                       By Order of the Board of Directors,




                            /s/ Alexander C. Kinzler
                            ------------------------
                              ALEXANDER C. KINZLER
                                    Secretary



Dated:   January 21, 1999

                            BARNWELL INDUSTRIES, INC.

                                   SUITE 2900

                               1100 ALAKEA STREET

                             HONOLULU, HAWAII 96813



                                 PROXY STATEMENT



                     SOLICITATION AND REVOCATION OF PROXIES


        The accompanying Proxy is solicited by the Board of Directors of Barnwell Industries, Inc., a Delaware corporation (the "Company"), and the Company will bear the cost of such solicitation. Solicitation of proxies will be primarily by mail. Proxies may also be solicited by regular employees of the Company by telephone at a nominal cost. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting material to the beneficial owners of Common Stock (as defined below) and will be reimbursed for their expenses. All properly executed proxies will be voted as instructed.

        Stockholders who execute proxies may revoke them by delivering subsequently dated proxies or by giving written notice of revocation to the Secretary of the Company at any time before such proxies are voted. No proxy will be voted if the stockholder attends the meeting and elects to vote in person.

        This Proxy Statement and the accompanying Form of Proxy are first being sent to stockholders on or about January 21, 1999.


                              VOTING AT THE MEETING

        Only stockholders of record at the close of business on January 11, 1999, will be entitled to vote at the annual meeting and any adjournment thereof. As of the record date, 1,316,952 shares of common stock, par value $0.50, of the Company (the "Common Stock") were issued and outstanding. Each share of Common Stock outstanding as of the record date is entitled to one vote on any proposal presented at the meeting. With respect to abstentions, the shares will be considered present at the meeting for a particular proposal, but since they are not affirmative votes for the proposal, they will have the same effect as a vote withheld on the election of directors or a vote against such other proposal, as the case may be. Brokers and nominees may be precluded from exercising their voting discretion with respect to certain matters to be acted upon and, thus, in the absence of specific instructions from the beneficial owner of the shares, will not be empowered to vote the shares on such matters and, therefore, will not be counted in determining the number of shares necessary for approval. Shares represented by such broker nonvotes will, however, be counted for purposes of determining whether there is a quorum.


                              ELECTION OF DIRECTORS

        At the meeting all ten directors of the Company are proposed to be elected, each elected director to hold office until the next annual meeting and until his successor is elected and qualified. The persons named as proxies in the enclosed Proxy are executive officers of the Company and, unless contrary instructions are given, they will vote the shares represented by the Proxy for the election to the Board of Directors of the persons named below. The election of directors will require a plurality of the votes cast at the meeting. The Board of Directors has no reason to believe that any of the nominees for the office of Director will be unable to serve; however, in the event any of the nominees should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies will vote for other persons in place of such nominees.



                DIRECTORS AND NOMINEES TO THE BOARD OF DIRECTORS

        The following table sets forth as to the directors and nominees for election: (1) such person's name; (2) the year in which such person was first elected a director of the Company; (3) such person's age; (4) all positions and offices with the Company held by such person; (5) the business experience of such person during the past five years; and (6) certain other directorships, if any, held by such person.

                                Director                      All other Present Positions with
           Name                  Since       Age            the Company and Principal Occupations
----------------------------    --------     -----    --------------------------------------------------
Morton H. Kinzler                1956         73      Chairman of the Board of the Company  since 1980,
                                                      President  and  Chief  Executive   Officer  since
                                                      1971.  Mr.  Kinzler is the father of Alexander C.
                                                      Kinzler,  Executive  Vice President and Secretary
                                                      of the Company.

Alan D. Hunter                   1977         61      Partner, Code Hunter Wittmann,  Calgary,  Alberta
                                                      (attorneys).

H. Whitney Boggs, Jr.            1977         71      Surgeon

Erik Hazelhoff-Roelfzema         1977         81      Investor

William C. Warren                1980         88      Dean  Emeritus,  Columbia  University  School  of
                                                      Law, and private  practice of law, New York,  New
                                                      York;   Director,    C.S.S.   Industries,    Inc.
                                                      (producer of paper products and forms);  Sterling
                                                      National  Bank and Trust Co.;  Sterling  Bancorp;
                                                      and Guardian Life Insurance Company of America.

Daniel Jacobson                  1981         70      Partner,  Richard A. Eisner & Company,  LLP,  New
                                                      York,  New York  (Accountants  and  Consultants),
                                                      since June 1, 1994; Partner,  Shulman, Jacobson &
                                                      Co.,  New  York,  New  York   (Certified   Public
                                                      Accountants)   and  an   independent   consultant
                                                      between December 1, 1990 and May 31, 1994.

Martin Anderson                  1985         75      Partner,   Goodsill   Anderson  Quinn  &  Stifel,
                                                      Honolulu,  Hawaii  (attorneys);  Trustee,  Hawaii
                                                      Pacific University;  and Director,  Bishop Street
                                                      Funds.

Barry E. Emes                    1987         53      Partner,  Stikeman,   Elliott,  Calgary,  Alberta
                                                      (attorneys); Director, Prime West Energy Inc.

Glenn Yago, Ph. D.               1990         48      Director  of  Capital  Studies/Senior  Economist,
                                                      Milken Institute,  since August, 1996; Professor,
                                                      Baruch  College  - City  University  of New  York
                                                      Graduate  School  between  September,   1994  and
                                                      September,  1996;  Director,   Economic  Research
                                                      Bureau,  and associate  professor of  management,
                                                      State  University of New York - Stony Brook,  for
                                                      the  prior 5 years;  Director,  American  Passage
                                                      Media    Corporation    (targeted    media    and
                                                      publishing)  and  Media  Passage  Holdings,  Inc.
                                                      (diversified media).

Murray C. Gardner, Ph. D.        1996         66      Independent   consultant   and   investor   since
                                                      October  1,  1995;  Director,   Geothermex,  Inc.
                                                      (geothermal     exploration    and    development
                                                      services)  and  an  independent   consultant  and
                                                      investor  between  October 1, 1994 and  September
                                                      30, 1995; Director,  Executive Vice President and
                                                      Treasurer,  Geothermex,  Inc.,  for  the  prior 5
                                                      years.

        The Board of Directors has a standing Compensation Committee, a standing Audit Committee, and a standing Executive Committee. It has no standing nominating committee. The members of the Compensation Committee are Mr. Warren, Chairman, and Messrs. Hunter, Jacobson, Anderson, Gardner and Kinzler, with Mr. Kinzler being a non-voting member. The Compensation Committee determines the annual compensation of the Company's senior officers, recommends, if appropriate, new employee benefit plans to the Board of Directors, administers all employee benefit plans and makes determinations in connection therewith as may be necessary or advisable. During the fiscal year ended September 30, 1998, the Compensation Committee held one meeting.

        The members of the Audit Committee are Mr. Jacobson, Chairman, and Messrs. Emes, Yago, Gardner and Kinzler, with Mr. Kinzler being a non-voting member. The Audit Committee recommends the independent accountants appointed by the Board of Directors to audit the consolidated financial statements of the Company, and reviews with such accountants the scope of their audit and report thereon, including any questions and recommendations that may arise relating to such audit and report or the Company's internal accounting and auditing procedures. It also reviews periodically the performance of the Company's accounting and financial personnel. During the fiscal year ended September 30, 1998, the Audit Committee held one meeting.

     The members of the Executive Committee are Mr. Kinzler, Chairman, and Messrs. Anderson, Hazelhoff-Roelfzema, and Warren. The Executive Committee is empowered to exercise all of the authority of the Board of Directors, except for certain items enumerated in the Company's By-Laws. During the fiscal year ended September 30, 1998, the Executive Committee held one meeting.

        The Board of Directors held two meetings during the fiscal year ended September 30, 1998. Other than Dr. Boggs, who attended one Board meeting, all directors attended all meetings of the Board of Directors and of the Committees of the Board on which he served.

                        EXECUTIVE OFFICERS OF THE COMPANY

        The following table sets forth the names and ages of all executive officers of the Company, their positions and offices with the Company and the period during which each has served.


Name                          Age       Position with the Company
-------------------------     ---       -------------------------
Morton H. Kinzler (1)         73        Chairman  of the Board  since 1980 and  President
                                        and Chief Executive Officer since 1971.

Russell M. Gifford            44        Executive  Vice  President  since  December 1997,
                                        Treasurer   since   November   1986   and   Chief
                                        Financial  Officer  since August 1985.  Served as
                                        Vice  President of the Company from March 1985 to
                                        December 1997.

Alexander C. Kinzler (1)      40        Executive Vice President  since December 1997 and
                                        Secretary  since  November  1986.  Served as Vice
                                        President  of the Company from  November  1986 to
                                        December 1997.

(1) Alexander C. Kinzler is the son of Morton H. Kinzler.

                             EXECUTIVE COMPENSATION


Summary Compensation Table

        The following summary compensation table sets forth the annual compensation paid or accrued by the Company to the Chief Executive Officer and to executive officers whose annual compensation exceeded $100,000 for the fiscal year ended September 30, 1998 (collectively the "Named Executive Officers") for services during the fiscal years ended September 30, 1998, 1997 and 1996:

                                                    Annual Compensation
                                             ---------------------------------
                                                                      Other
                                                                      Annual
           Name and                                                   Compen-
      Principal Position           Year       Salary       Bonus      sation
 -----------------------------     ----      --------    ---------    --------
 Morton H. Kinzler                 1998      $300,000    $     -      $12,497
     Chairman of the Board,        1997       300,000       40,000     12,497
     President and Chief           1996       300,000       60,000      7,290
     Executive Officer

 Russell M. Gifford                1998       186,875    $     -
     Executive Vice President,     1997       176,250       25,000
     Chief Financial Officer       1996       171,250       20,000
     and Treasurer

 Alexander C. Kinzler              1998       184,375    $     -
     Executive Vice President      1997       173,750       25,000
     and Secretary                 1996       168,750       20,000

 Martin L. Jokl (1)                1998       115,758    $     -
     Vice President and            1997       158,750          -
     Director of Research          1996       153,750       20,000

(1) Effective June 19, 1998, Mr. Jokl resigned his employment as the Vice President and Director of Research.

        Directors who are not officers of the Company receive an annual fee of $7,500 and are reimbursed for expenses incurred with respect to meeting attendance. The Chairmen of the Compensation and Audit Committees receive an additional $7,500 annual fee. The members of the Executive and Compensation Committees, other than the Chairmen, receive an additional $1,250 annual fee. The members of the Audit Committee, other than the Chairman, receive an additional $3,750 annual fee. In lieu of payment of such fees to Mr. Hazelhoff-Roelfzema, the Company reimburses him for certain expenses incurred in connection with his service as a director.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth information related to the number of shares of Common Stock acquired during the fiscal year ended September 30, 1998 by the Named Executive Officers pursuant to the exercise of stock options, the value realized by the Named Executive Officers on exercise of such stock options and the number and value of unexercised stock options held by the Named Executive Officers at the end of the fiscal year ended September 30, 1998:

                                                                       Number of                      Value of
                                                                 Securities Underlying              Unexercised
                                                                      Unexercised                   In-the-Money
                                                                      Options at                     Options at
                              Shares                              September 30, 1998             September 30, 1998
                            Acquired on         Value             ------------------             ------------------
                           Exercise (#)     Realized ($)       Exercisable/Unexercisable     Exercisable/Unexercisable
                           ------------     -----------        -------------------------     -------------------------
Morton H. Kinzler              ----             ----                    - / -                         - / -

Russell M. Gifford             ----             ----                17,500/ -                         - / -

Alexander C. Kinzler           ----             ----                12,000/16,000                     - / -

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        On April 17, 1998, the Company agreed to repurchase 5,100 shares of Common Stock from Mr. Martin Anderson, a Director and 6.7% shareholder of the Company, at a price of $16.625 per share, the closing price of the Common Stock on the American Stock Exchange on that day, for a total purchase price of $84,787.50.

        In November,  1996,  the  Company,  through a  wholly-owned  subsidiary, entered into an agreement with KEP Energy  Resources,  LLC, for the  exploration and development of certain oil and gas properties located in northwestern Michigan ("Michigan Basin Prospect"). The Company's participation in the Michigan Basin Prospect was conditioned upon the Company purchasing more than a 5% interest in the prospect. The Board of Directors determined, however, that it would not be financially prudent for the Company to purchase more than a 5% interest in the Michigan Basin Prospect. Therefore, in order to enable the Company to invest in the prospect, the Company entered into a joint venture agreement with investors, including certain executive officers, directors and beneficial owners of more than 5% of the Company's Common Stock ("Affiliated Participants"), who paid a total of $1,575,000 for interests in the Michigan Basin Prospect. The Company then acquired a 12.5% interest in the prospect (although it could have acquired a substantially greater interest) and committed to an exploratory program for an investment of approximately $2,625,000, and allocated 60% of the Company's 12.5% interest to the investors, including the Affiliated Participants. The investors, including the Affiliated Participants, acquired their interests in the Michigan Basin Prospect through the Company, at the same price and upon terms substantially the same and no more favorable than those under which the Company acquired its interest in the Michigan Basin Prospect, except that after the investors, including the Affiliated Participants, receive a return of their entire investment ("Payout"), 30% of their interest in the Michigan Basin Prospect will revert to the Company (see table below).

        In fiscal 1997, one new well was drilled and seven existing well bores were re-entered with the goal of producing natural gas. In September 1997, the venture raised approximately $900,000, of which $378,000 came from the Company and $522,000 came from investors, including the Affiliated Participants, through the exercise of a cash call.

        Set forth below is the name, position with the Company, amount of initial investment, fiscal 1997 investment and pre-Payout and post-Payout interest in the Michigan Basin Prospect of each Affiliated Participant:

                          Positions  with the  Company
                          (and  percentage  of  Common                  Fiscal
                          Stock  beneficially owned if    Initial        1997           Interest
Name                      a more than 5% stockholder)    Investment   Investment       in Venture
------------------------  ----------------------------  ------------  ----------  ---------------------
Morton H. Kinzler         Chairman of the Board,          $131,250     $45,000    .625%    pre-Payout
                          President, Chief Executive                              .4375%   post-Payout
                          Officer and Director; 17.1%
                          stockholder

Alexander C. Kinzler (1)  Executive Vice President         $52,500     $18,000    .250%    pre-Payout
                          and Secretary                                           .1750%   post-Payout

Cynthia M. Grillot (2)    Assistant Vice President         $78,750     $27,000    .375%    pre-Payout
                                                                                  .2625%   post-Payout

Martin Anderson           Director; 6.7% stockholder      $131,250     $45,000    .625%    pre-Payout
                                                                                  .4375%   post-Payout

Joseph E. Magaro          15.4% stockholder               $131,250     $45,000    .625%    pre-Payout
                                                                                  .4375%   post-Payout

R. David Sudarsky         8.8% stockholder                $131,250     $45,000    .625%    pre-Payout
                                                                                  .4375%   post-Payout

(1) Alexander C. Kinzler is the son of Morton H. Kinzler.
(2) Cynthia M. Grillot is the daughter of Morton H. Kinzler.

        In June, 1995, the Company issued $2,000,000 of convertible notes due July 1, 2003 for an aggregate price of $2,000,000. $400,000 of such notes were purchased by Mr. Morton H. Kinzler, President, Chief Executive Officer and Chairman of the Board of Directors of the Company, $200,000 were purchased by Mr. Martin Anderson, a director of the Company, $200,000 were purchased by Dr. Joseph E. Magaro, a 15.4% shareholder of the Company, $100,000 were purchased by Dr. R. David Sudarsky, an 8.8% shareholder of the Company, and $1,000,000 were purchased by Ingalls and Snyder, a 10.1% shareholder of the Company. See "Security Ownership of Certain Beneficial Owners and Management", below. The notes are payable in 20 consecutive equal quarterly installments beginning in October 1998. Interest, which is adjusted quarterly to the greater of 10% per annum or 1% over the prime rate of interest, is payable quarterly. Throughout fiscal year 1998, the notes bore interest at the rate of 10% per annum. The notes are convertible into shares of Common Stock at a price of $20.00 per share, subject to adjustment for certain events including a stock split of, or stock dividend on, the Common Stock. The notes are redeemable, at the option of the Company, at premiums declining 1% annually, beginning in 1997, from 5% to 0% of the principal amount of the notes.

        The Company is contingently liable for a demand loan made by a Canadian bank to Dr. Joseph E. Magaro, a 15.4% shareholder of the Company, in the amount of $100,000 in connection with the development of certain oil and gas properties in Canada in which he participated. The loan is secured by Dr. Magaro's interest in those oil and gas properties, the value of which, in the Company's opinion, far exceeds the amount of the loan. The annual rate of interest currently applicable to this loan is 6.4375%.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information as of December 8, 1998, with respect to the beneficial ownership of the Common Stock, the sole voting security of the Company, by (i) each person known to the Company who beneficially owns more than 5% of the Common Stock, (ii) each director and nominee of the Company, (iii) the Named Executive Officers and (iv) all directors and executive officers of the Company as a group.

                                                                      Amount and Nature of      Percent
              Name and Address of Beneficial Owner                   Beneficial Ownership (1)   of Class
-----------------------------------------------------------------    -----------------------    ---------
Joseph E. Magaro            401 Riversville Road                     219,510 (2)                  15.4%
                            Greenwich, Connecticut

R. David Sudarsky           3050 North Ocean Boulevard               125,600 (3)                   8.8%
                            Ft. Lauderdale, Florida

Morton H. Kinzler           1100 Alakea Street, Suite 2900           244,460 (4)                  17.1%
                            Honolulu, Hawaii

  (1) A person is deemed to be the beneficial owner of securities that such person can acquire as of and within the 60 days following the date of this table upon the exercise of options or rights of conversion. Each beneficial owner's percentage of ownership is determined by assuming that options or conversion rights that are held by such person (but not those held by any other person) and which are exercisable as of and within 60 days following the date of this table have been exercised. For purposes of the footnotes that follow, "currently exercisable" means options that are exercisable as of and within 60 days following the date of this table and "currently convertible" means conversion rights that are exercisable as of and within 60 days following the date of this table. Except as indicated in the footnotes that follow, shares listed in the table are held with sole voting and investment power.

  (2) Includes a note in the principal amount of $180,000 that is currently convertible into 9,000 shares of Common Stock at a conversion price of $20.00 per share.

  (3) Includes a note in the principal amount of $90,000 that is currently convertible into 4,500 shares of Common Stock at a conversion price of $20.00 per share.

  (4) Includes (i) a note in the principal amount of $360,000 that is currently convertible into 18,000 shares of Common Stock at a conversion price of $20.00 per share, and (ii) 11,000 shares of Common Stock held by an estate of which Mr. Kinzler is a co-executor, as to which shares Mr. Kinzler may be deemed to share voting and investment power. Mr. Kinzler disclaims beneficial ownership of the shares held by such estate.


                                                                      Amount and Nature of      Percent
                        Name and Address                              Beneficial Ownership      of Class
-----------------------------------------------------------------    -----------------------    ---------

Alan D. Hunter              44 Medford Place, S.W.                               400               *
                            Calgary, Alberta, Canada

H. Whitney Boggs, Jr.       1801 Fairfield Avenue, Suite 401                   4,342               *
                            Shreveport, Louisiana

Erik Hazelhoff-Roelfzema    1120, 639 Fifth Avenue S.W.                          400               *
                            Calgary, Alberta, Canada

William C. Warren           Roberts & Holland                                 28,000             2.0%
                            Worldwide Plaza
                            825 Eighth Avenue
                            New York, New York

Daniel Jacobson             575 Madison Avenue, 7th  floor                     5,000               *
                            New York, New York

Martin Anderson             1099 Alakea Street, Suite 1800                    95,945 (5)         6.7%
                            Honolulu, Hawaii

Barry E. Emes               1227 Baldwin Crescent                              1,000               *
                            Calgary, Alberta, Canada

Glenn Yago, Ph.D.           1250 Fourth Street, 2nd Floor                        300               *
                            Santa Monica, California

Murray C. Gardner, Ph. D.   P. O. Box 1657                                     1,400               *
                            Kamuela, Hawaii

Russell M. Gifford          7497 Maka'a Street                                 7,800 (6)           *
                            Honolulu, Hawaii

Alexander C. Kinzler        671 Puuikena Drive                                33,670 (7)         2.4%
                            Honolulu, Hawaii

Ingalls & Snyder            61 Broadway                                      144,800 (8)        10.1%
                            New York, New York

All directors and executive officers as a group (12 persons)                 424,217 (9)        29.7%

  (5) Includes a note in the principal amount of $180,000 that is currently convertible into 9,000 shares of Common Stock at a conversion price of $20.00 per share.

  (6) Includes currently exercisable options to acquire 5,000 shares of Common Stock.

  (7) Includes currently exercisable options to acquire 16,000 shares of Common Stock.

  (8) Includes a note in the principal amount of $900,000 that is currently convertible into 45,000 shares of Common Stock at a conversion price of $20.00 per share.

  (9) Includes currently exercisable options held by executive officers of the Company to acquire 21,000 shares of the Common Stock, and notes in the aggregate principal amount of $540,000 held by directors of the Company currently convertible into 27,000 shares of Common Stock at a conversion price of $20.00 per share.

  * Represents less than 1% of the outstanding shares of Common Stock of the Company.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of beneficial ownership on Forms 3, 4, and 5 with the Securities and Exchange Commission and any national securities exchange on which such equity securities are registered. Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file reports on Form 5 during the most recently completed fiscal year or prior years, the Company believes that all of its officers, directors and greater than 10% beneficial owners complied with all
Section 16(a) filing requirements applicable to them during the Company's most recently completed fiscal year.


                      SELECTION OF INDEPENDENT ACCOUNTANTS

        The Board of Directors of the Company has appointed KPMG Peat Marwick LLP as the firm of independent public accountants to audit the accounts of the Company for the year ending September 30, 1999. This firm expects to have a representative available by telephone at the meeting who will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.


               PROPOSAL 1 - APPROVAL OF THE 1998 STOCK OPTION PLAN

        On December 8, 1998, the Board of Directors adopted resolutions adopting the Barnwell Industries, Inc. 1998 Stock Option Plan ( the "1998 Stock Option Plan"), subject to approval by the Company's stockholders pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The Board of Directors believes that the 1998 Stock Option Plan will provide an incentive to executive officers of the Company to improve operating results, to remain in the employ of the Company and to have a greater financial interest in the Company through ownership of its Common Stock. The number of shares of Common Stock which will be reserved for issuance upon the exercise of options granted under the 1998 Stock Option Plan is 130,000 shares. The 1998 Stock Option Plan will terminate on December 8, 2008, unless terminated earlier by the Board of Directors.

        The following summary of the 1998 Stock Option Plan is qualified in its entirety by express reference to the text of the 1998 Stock Option Plan which is annexed as Exhibit A hereto. The 1998 Stock Option Plan contemplates the issuance of "incentive stock options" within the meaning of Section 422 of the Code, as well as non-qualified stock options.

        Purpose and Eligibility

        The primary purpose of the 1998 Stock Option Plan is to attract and retain capable executive officers by offering such persons a greater personal interest in the Company's business through stock ownership. Executive officers of the Company and its wholly-owned subsidiaries are eligible for grants of stock options under the 1998 Stock Option Plan.

        Administration

        The 1998 Stock Option Plan will be administered by the Board of Directors of the Company or a committee established for that purpose (the "Committee"). The Committee, in its sole discretion, has the authority, among other things, to prescribe the form of the agreement embodying awards of options made under the 1998 Stock Option Plan, and to construe and interpret the terms of the 1998 Stock Option Plan. Decisions of the Committee shall be final and conclusive.

        Terms and Conditions of Options

        The exercise of an option granted under the 1998 Stock Option Plan will be equal to the closing price of the Company's Common Stock on the trading day prior to the date on which the option is granted (the "Exercise Price").

        No option granted under the 1998 Stock Option Plan will be exercisable earlier than the date six months following the date on which the option is granted or after the expiration of ten years from the date on which the option is granted. Subject to the foregoing, options granted under the 1998 Stock Option Plan will become exercisable at the following times and in the following amounts:

      (i) 25% of the options granted will become exercisable on the first anniversary of the date of grant of the options;

      (ii) 25% of the options granted will become exercisable on the second anniversary of the date of grant of the options;
      (iii) 25% of the options granted will become exercisable on the third anniversary of the date of grant of the options; and
      (iv) 25% of the options granted will become exercisable on the fourth anniversary of the date of grant of the options.

        Generally, if an optionee ceases to be employed by the Company for any reason, any exercisable option held by the optionee will expire three months from the date the optionee's employment terminates. If the Company or a subsidiary has terminated the optionee for cause, all unexercised options shall automatically lapse. In the event of death or disability of the optionee, the option must be exercised within twelve months of the date of the optionee's death or disability unless the option otherwise expires prior to the end of such twelve month period.

        Options granted under the 1998 Stock Option Plan are exercisable until the earlier of (i) a date set by the Committee at the time of grant, or (ii) ten years from their respective dates of grant. An incentive stock option granted to an individual who owns, at the time of grant, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or a subsidiary (a "Ten Percent Shareholder") is exercisable for up to five years after the date of grant unless a shorter period is designated by the Committee.

        The aggregate fair market value (determined at the time an option is granted) of stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company or its subsidiaries) shall not exceed $100,000.

        The Exercise Price of options granted under the 1998 Stock Option Plan shall be determined by the Committee. In no event, however, may the Exercise Price be less than the fair market value of the shares covered by options on the date of grant. In the case of an incentive stock option granted to a Ten Percent Shareholder, the Exercise Price cannot be less than 110% of such fair market value on the date of grant. The Committee will determine the Exercise Price of each option and the manner in which it may be exercised.

        Payment for shares of Common Stock purchased upon exercise of an option granted under the 1998 Stock Option Plan must be made in full at the time of exercise. Payment of the Exercise Price must be made in cash (or an equivalent acceptable to the Company) or, if approved by the Committee in its sole discretion, in the form of shares of Common Stock. Upon the exercise of any option, the optionee will be required to pay to the Company an amount sufficient to pay all federal, state and local withholding taxes applicable to the exercise of the option.

        No award of options, or any right or interest therein, is assignable or transferable except by will or the laws of descent and distribution. During the lifetime of the optionee, options are exercisable only by the optionee or his guardian or legal representative.

        Adjustment for Changes in Capitalization, Merger, Etc.

        Subject to any required action by the Company's stockholders, the aggregate number of shares of Common Stock which may be purchased pursuant to options granted under the 1998 Stock Option Plan, the number of shares of Common Stock covered by each outstanding option and the per share Exercise Price shall be adjusted by the Committee for any increase or decrease in the number of outstanding shares of Common Stock if there is a change in the capital structure of the Company.

        Upon a sale of all or substantially all of the assets of the Company, the discontinuance of business operations, the dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, the Board of Directors will amend or adjust the 1998 Stock Option Plan and the outstanding options thereunder so as to terminate the 1998 Stock Option Plan, or to continue the 1998 Stock Option Plan with respect to the exercise of options which were exercisable at the date the Board of Directors adopted the plan of sale, merger, consolidation or liquidation. In any case, however, each optionee will be given either (i) a reasonable time in which to exercise his options (to the extent possible under the options' terms) before the effectiveness of the sale and discontinuation, merger, consolidation or liquidation, or (ii) the right to obtain, upon payment of the Exercise Price, an equivalent amount of any securities such optionee would have been entitled to obtain in consequence of that event, had the optionee exercised the options (to the extent possible under the options' terms) immediately before the plan of sale and discontinuation, merger, consolidation or liquidation was adopted.

        Terminations or Amendment

        The Committee or the Board of Directors may from time to time amend, and the Board of Directors may terminate, the 1998 Stock Option Plan at any time without the approval of stockholders, provided that no such action shall adversely affect options already granted thereunder without the consent of the optionees and, provided further, that no amendment may be made without the approval of the Company's stockholders if such stockholder approval of the amendment is required to comply with applicable law.

        Federal Income Tax Considerations

        The following is a summary of the federal income tax consequences of the issuance and exercise of non-qualified stock options and incentive stock options under the 1998 Stock Option Plan to optionees and to the Company under the Code. THE FOLLOWING DISCUSSION DOES NOT PURPORT TO BE COMPLETE AND DOES NOT COVER, AMONG OTHER THINGS, STATE AND LOCAL TAX TREATMENT OF PARTICIPATION IN THE 1998 STOCK OPTION PLAN. FURTHERMORE, DIFFERENCES IN OPTIONEES' FINANCIAL SITUATIONS MY CAUSE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES OF PARTICIPATION IN THE 1998 STOCK OPTION PLAN TO VARY. THEREFORE, EACH OPTIONEE IN THE 1998 STOCK OPTION PLAN IS URGED TO CONSULT HIS OWN ACCOUNTANT, LEGAL COUNSEL OR OTHER FINANCIAL ADVISOR REGARDING THE PARTICULAR TAX CONSEQUENCES TO HIM OF PARTICIPATION IN THE 1998 STOCK OPTION PLAN, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE OR LOCAL TAX LAWS, AND OF CHANGES IN APPLICABLE TAX LAWS.

               Non-qualified Stock Options. The grant of a non-qualified stock option will not result in the recognition of taxable income to the optionee for federal income tax purposes or in a deduction to the Company. Upon the exercise of a non-qualified stock option, the optionee will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares of Common Stock over the option Exercise Price. Such amount may be deductible by the Company if it complies with applicable withholding requirements.

               If an optionee disposes of any shares of Common Stock received upon the exercise of a non-qualified stock option, such optionee will recognize a capital gain or loss for federal income tax purposes equal to the difference between the amount realized on the disposition of such shares and the fair market value of such shares at the time the option was exercised. The gain or loss will be either long-term or short-term, depending on the holding period. The Company will not be entitled to any tax deduction in connection with such disposition of shares.

               Incentive Stock Option. In general no income will be recognized, for federal income tax purposes, by the optionee and no deduction will be allowed to the Company at the time of the grant or the time of exercise of an incentive stock option.

               When shares of Common Stock received upon the exercise of an incentive stock option are sold, the optionee will recognize long-term capital gain or loss for federal income tax purposes equal to the difference between the amount realized and the option Exercise Price of the incentive stock option relating to such shares, provided that the shares are not sold earlier than two years from the date of grant of the option and one year from the date the shares are transferred to the optionee. If the above-mentioned holding period requirements of the Code are not met, the subsequent sale of the shares of Common Stock received upon the exercise of an incentive stock option is a "disqualifying disposition". In general, an optionee will recognize taxable income for federal income tax purposes at the time of a disqualifying disposition as follows: (i) ordinary income in an amount equal to the difference between the option Exercise Price and the lessor of (a) the fair market value of the shares of Common Stock on the date the incentive stock option was exercised and (b) the amount realized on such disqualifying disposition and (ii) capital gain or loss to the extent of any difference between the amount realized on such disqualifying disposition and the fair market value of the shares of Common Stock on the date the incentive stock option was exercised. Any capital gain or loss will be long-term or short-term depending upon the holding period of the shares that are sold. Under these circumstances, the Company may be entitled to claim a deduction at the time of the disqualifying disposition equal to the amount taxable to the optionee as ordinary income.

               The difference between the option Exercise Price and the fair market value of the shares of Common Stock on the date the option is exercised will constitute an adjustment to taxable income for the year of exercise for purposes of the alternative minimum tax imposed under the Code. In computing alternative minimum taxable income in the year of disposition of the shares acquired through the exercise of an incentive stock option, the tax basis of such shares will be the fair market value on the date of exercise.

        No Dissenters' Rights of Appraisal

        Rights of appraisal will not be available under Delaware law with respect to the proposed adoption of the 1998 Stock Option Plan.

                                  VOTE REQUIRED

        Approval of the adoption of the 1998 Stock Option Plan requires the affirmative vote of a majority of the votes of holders of shares of Common Stock represented at the Annual Meeting.

        THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" APPROVAL OF THE 1998 STOCK OPTION PLAN.

                              STOCKHOLDER PROPOSALS

        Any proposal submitted by a stockholder of the Company for action at the next Annual Meeting of Stockholders will not be included in the proxy material to be mailed to the Company's stockholders in connection with such meeting unless such proposal is received at the principal office of the Company no later than September 24, 1999.


                                     GENERAL


        No business other than those set forth in Item (1) and Item (2) of the Notice of Annual Meeting of Stockholders is expected to come before the meeting, but should any other matters requiring a vote of stockholders properly arise, including a question of adjourning the meeting, the persons named in the accompanying Proxy will vote thereon according to their best judgment in the best interests of the Company.

        Insofar as any of the information in this Proxy Statement may rest peculiarly within the knowledge of persons other than the Company, the Company has relied upon information furnished by such persons.





                       By Order of the Board of Directors,





                            /s/ Alexander C. Kinzler
                            ------------------------
                              ALEXANDER C. KINZLER
                                    Secretary



Dated:   January 21, 1999





     Stockholders may obtain a copy, without charge, of the Company's Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission, by writing to Alexander C. Kinzler, Barnwell Industries, Inc., 1100 Alakea Street, Suite 2900, Honolulu, Hawaii 96813.

                                    EXHIBIT A

                            BARNWELL INDUSTRIES, INC.

                             1998 STOCK OPTION PLAN



        1. Purpose. Barnwell Industries, Inc., a Delaware corporation (the "Company"), intends that this 1998 Stock Option Plan (the "Plan") will provide incentive to executive officers of the Company (which for purposes of the Plan shall include its wholly-owned subsidiaries) to continue and increase their efforts to improve operating results, to remain in the employ of the Company and to have greater financial interest in the Company through ownership of its Common Stock.

        2. Administration. The Board of Directors of the Company or a committee (the "Committee"), consisting of no fewer than two directors who are appointed by the Board of Directors, shall administer the Plan. The Committee shall have full power to construe and interpret the Plan and to establish and amend rules and regulations for its administration. All action taken and decisions made by the Committee pursuant to the Plan shall be final and conclusive. As used herein, the word "Committee" shall be deemed to include the Board of Directors, whether or not a committee shall have been appointed.

        3. Eligibility. Persons eligible to receive options shall be executive officers regularly providing services to the Company. Nothing contained in the Plan shall be deemed to require the Company to continue the employment of, or any other contractual arrangement with, any optionee.

        4. Stock Subject to the Plan. Stock to be offered under the Plan shall be shares of the Company's Common Stock, par value $.50 per share, which may be authorized but unissued shares or shares acquired by the Company and held in its treasury, as the Board of Directors may determine. Subject to Section 6 of the Plan, not more than 130,000 shares of Common Stock shall be sold on exercise of options granted under the Plan. For purposes of the Plan, the term "Common Stock" includes any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock.

        5. Award of Options. The Committee may, in its discretion, grant options under the Plan from time to time prior to the expiration of ten years from the date on which the Company's Board of Directors adopts this Plan. The Committee may grant options effective as of any date within such ten-year period as is specified by the Committee in the Stock Option Agreement (defined below in Section 7(1)) relating to such options. However, the Committee may not grant an incentive stock option, as described in Section 8, if the grant of such option would violate the requirement of Section 8(a). The shares covered by the unexercised portion of any terminated or expired options shall become available again for the grant of options under the Plan.

        6.     Adjustments.

               (a) Subject to any  required  action by the  stockholders  of the
Company, in the event that the outstanding shares of Common Stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of shares, share dividends or the sale of additional shares or conversion of securities convertible into such shares the Committee shall adjust the number and kind of shares for the purchase of which options may be granted under the Plan and the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable. In any such case, the Committee shall make such adjustment in outstanding options without change in the total price applicable to the unexercised portion of the option and with a corresponding adjustment in the option price per share.

               (b) Should the Company sell all or substantially all of its assets and discontinue its business, or merge or consolidate with another entity, or liquidate or dissolve in connection with those events, then, in lieu of its obligation under Section 6(a), the Company's Board of Directors shall amend or adjust both the Plan and outstanding options so as to terminate the Plan completely, or to continue the Plan with respect to the exercise of options which were exercisable or became exercisable at the date the Board of Directors adopted the plan of sale, merger, consolidation, or liquidation. In any such case, however, each optionee will be given either (i) a reasonable time in which to exercise his options (to the extent possible under the options' terms as set forth in Section 7(c)) before the effectiveness of the sale and discontinuation, merger, consolidation or liquidation, or (ii) the right to obtain, for his payment of the option price, an equivalent amount of any securities such optionee would have been entitled to obtain in consequence of that event, had he exercised his options (to the extent possible under the options' terms as set forth in Section 7(c)) immediately before the plan of sale and discontinuation, merger, consolidation, or liquidation was adopted.

               (c) Should the Company be recapitalized in a transaction not covered by Section 6(a) by the issuance of any other class or classes of securities in exchange for Common Stock, the Board of Directors shall amend the Plan and outstanding options to reflect an equivalent number of units of such securities as being subject to the Plan and such options and to reflect an adjusted option price per unit of such securities as would equitably be obtained in accordance with the terms otherwise applicable to the actual exchange.

               (d) Neither Section 6(b) nor 6(c) will require the Company to issue any fractional share under the Plan or upon exercise of outstanding options; and any amount payable for option exercise will be appropriately reduced in respect of any such fractional shares otherwise required by operation of those Sections, but not issued by reason of this Section 6(d).

        7. Terms of Option. Except to the extent Section 8(b) hereof may otherwise require with respect to incentive stock options to be granted to any person who immediately before the grant of such option owns shares representing more than 10% of the total combined voting power of all classes of shares of the Company or any subsidiary, all options under the Plan shall be subject to the following conditions and to such other conditions as the Committee and the optionee may agree:

               (a) Option Term. No option granted under the Plan will be exercisable earlier than the date six months following the date on which the option is granted or after the expiration of ten years from the date on which the option is granted.

               (b) Option Exercise Price. The exercise price of an option granted hereunder shall be equal to the Closing Price (as hereinafter defined) of the Company's Common Stock on the trading day prior to the date on which the option is granted (the "Option Price"); provided, however, if on the date on which the option is granted the Company's Common Stock is not listed on any national securities exchange or quoted on an automated quotation system of a registered securities association, the Option Price shall be the fair value per share of the Common Stock as determined in good faith and on a reasonable basis by the Board of Directors of the Company (the "Fair Market Value").

               (c) Vesting Schedule. Options granted shall become exercisable at such times and in such amounts as set forth below:

                      (i) 25% of the options granted shall become exercisable on the first anniversary of the date of grant of such options.

                      (ii) 25% of the options granted shall become exercisable on the second anniversary of the date of grant of such options.

                      (iii) 25% of the options granted shall become exercisable on the third anniversary of the date of grant of such options.

                      (iv) 25% of the options granted shall become exercisable on the fourth anniversary of the date of grant of such options.

                      Notwithstanding   the  preceding  sentence,  no incentive
stock option may be granted that would cause the limits of Section 8(a) to be exceeded with respect to an optionee. The Committee, in its sole discretion, may prescribe a different vesting schedule for any incentive stock option granted under the Plan if necessary to prevent the option from violating the requirements of Section 8(a). However, in no event shall any option become exercisable earlier than the date six months following the date on which the option is granted.

               (d) Certain Definitions. For purposes of the Plan, the following terms shall have the meanings set forth below:

                      (i) "Cause", with respect to the termination of an optionee's employment by the Company, shall mean (A) commission of a significant act of dishonesty or deceit in the performance of the optionee's duties to the Company; (B) willful failure by the optionee in any way to substantially perform his duties to the Company (unless such failure is curable and is cured within twelve days after the optionee receives written notice of such failure); or (C) conviction of a felony, other than a felony predicated upon the optionee' s vicarious liability;

                      (ii) "Closing Price" shall mean (i) the closing sale price of the Company's Common Stock on any national securities exchange on which the Company's Common Stock shall be registered and listed or (ii) if the Company's Common Stock is traded in the over-the-counter market and quoted on the NASDAQ Stock Market's National Market ("NASDAQ-NM"), the closing sale price of the Common Stock on NASDAQ-NM or (iii) if the Company's Common Stock shall not at the time be listed on any such exchange or quoted on NASDAQ-NM, but is traded in the over-the-counter market and quoted on an automated quotation system of a registered securities association, the closing price for such stock, as quoted on such system; and

                      (iii) "Disability", with respect to the termination of an optionee's employment by the Company, shall mean the optionee's physical or mental inability, for a substantially consecutive period of one hundred eighty
(180) days in any consecutive twelve (12) month period, to render the services to be performed by him for the Company.

                      When an installment of options has become exercisable, the optionee may exercise that installment, in whole or in part, at any time prior to the expiration or termination of the options. Subject to Section 7(a) of the Plan and, in the case of incentive stock options, subject to Section 8(a), the Committee may accelerate the time at which outstanding options may be exercised.

                      Notwithstanding any schedule for vesting stated above or other exercise schedule or entitlement which effectively precludes full and immediate exercise of the related option, any option will become immediately exercisable in full upon the occurrence of the optionee's death, Disability, termination of such optionee by the Company without Cause or a determination by the Board of Directors that immediate exercisability would be in the best interests of the Company and advisable for protection of the rights intended to be granted under the option, provided that, in the case of an incentive stock option, such acceleration would not cause the limits of Section 8(a) to be violated.

               (e) Exercise of Options. Only the optionee to whom the Company has granted such rights or his guardian or legal representative may exercise options. Shares may be purchased from time to time on the exercise of options only by sending a written notice of election to exercise in the form attached to the Stock Option Agreement, together with full payment of the option price therefor, to the Secretary of the Company (i) in cash (or an equivalent check or other form of payment acceptable to the Company), or (ii) if the Committee shall approve in its sole discretion, other Common Stock of the Company currently registered in the name of, or beneficially owned by, the holder and surrendered in due form for transfer to the Company. In the case of payment in the Company's Common Stock, such stock shall be valued at the Closing Price as of the date of surrender of the Common Stock (or if no Closing Price was available for such date, on the next preceding day for which a Closing Price was available); provided, however, if on the date of surrender the Company's Common Stock is not listed on any national securities exchange or quoted on an automated quotation system of a registered securities association, then such stock shall be valued at its then Fair Market Value.

               (f) Termination of Options. Subject to Section 7(c) hereof, if an optionee ceases to be employed by the Company for any reason, the exercise period for all options theretofore granted to him shall expire three months after his employment terminates and the number of shares into which such options are exercisable will be limited to the number of shares into which such options were exercisable by him on the date he ceased to be employed, except that: (i) if an optionee is terminated for Cause, all unexercised options shall terminate automatically on notice of termination and (ii) if the optionee's employment shall have been terminated because of his Disability or death or, if the optionee shall have died during the three month immediately following termination of his employment (other that termination for Cause), the options theretofore granted to him may be exercised by the optionee or, in the case of death, by the estate of the optionee or by a person who acquired the right to exercise such options by bequest, inheritance or by reason of the death of the optionee, at any time within twelve months after the optionee's Disability or death. Notwithstanding the provisions of this Section 7(f), nothing herein will extend the terms of the options specified in Section 7(a) of the Plan.

               (g) Payment of Taxes. Upon settlement of any options, it shall be a condition to the obligation of the Company that the optionee pay to the Company such amount as the Company may request for the purpose of satisfying its liability to withhold federal, state or local income or other taxes.

               (h) Applicable Regulations. The Company shall not be obligated to sell or issue any shares upon exercise of any option if the exercise thereof or the delivery of shares thereunder would constitute a violation of any federal or state securities law or listing requirements of any national securities exchange or automated quotation system of a registered securities association on which Common Stock may be listed or quoted.

               (i) Purchase for Investment. In the event that the Company has not registered the shares with respect to which options are being exercised under the Securities Act of 1933, as amended, each optionee electing to purchase such shares will be required to represent that he is acquiring such shares for investment purposes only and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary by counsel to the Company. Stock certificates evidencing such unregistered shares acquired upon exercise of options shall bear a restrictive legend stating as follows:

                    THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE PLEDGED OR HYPOTHECATED AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT, UNLESS IN THE OPINION OF COUNSEL FOR THE COMPANY SUCH A LEGEND IS NOT NECESSARY.

               (j) Rights as a Stockholder. The optionee shall have no rights as a stockholder with respect to any shares covered by an option until the date of issuance of a stock certificate for such shares. Without limiting the foregoing, the Company shall make no adjustment for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

               (k) Transfer of Option. A stock option shall not be transferable other than by will or by the laws of descent and distribution.

               (l) Form of Option. Options shall be evidenced by Stock Option Agreements ("Stock Option Agreements") in such form as shall not be inconsistent with the Plan. Any Stock Option Agreement entered into pursuant hereto may contain such other terms, provisions and conditions not inconsistent herewith as shall be determined by the Committee.

        8. Incentive Stock Options. Options granted under the Plan to an employee of the Company or any subsidiary may be incentive stock options (as defined under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) or nonstatutory stock options, as determined by the Committee at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder.

               (a) Limit. No incentive stock option may be granted to an optionee if the Closing Price in the aggregate at the date of grant of shares with respect to which such option would first become exercisable in any calendar year, when added to the Closing Price in the aggregate at the date of grant of any other shares with respect to which an incentive stock option granted to such optionee under this plan (or any other incentive stock option plan maintained by the Company or any subsidiary) first becomes exercisable in such calendar year, would exceed $100,000.

               (b) 10% Stockholder. In the case of an incentive stock option granted to an optionee who, immediately before the grant of such option, owns shares representing more than 10% of the total combined voting power of all classes of the shares of the Company, in no event shall the Option Price be less than 110% of the Closing Price (as defined in Section 7(b) of the Plan) per share of Common Stock on the date of grant, nor shall the option by its terms be exercisable more than 5 years after the date such option is granted.

        9. Use of Proceeds. Proceeds from the sale of Common Stock under the Plan shall be added to the general funds of the Company.

        10. Indemnification of Committee. In addition to such other rights of indemnification as they may have as members of the Board of Directors or as members of the Committee, the Company shall indemnify the members of the Committee against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party to by reason of any action taken or failure to act under or in connection with the Plan or any award made under the Plan, and against all amounts paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith. Upon the institution of any such action, suit or proceeding, a Committee member shall notify the Company in writing, giving the Company an opportunity, at its own expense, to handle and defend the same before such Committee member undertakes to handle it on his own behalf.

        11. Successors in Interest. The Plan may be adopted and continued by any successor or successors of the Company, whether by merger, consolidation, sale of assets or otherwise. Whether or not the Plan is so adopted and continued, the obligations of the Company under the Plan shall be binding upon any such successor or successors, and for this purpose reference in the Plan to the Company shall be deemed to include any such successors.

        12. Amendment or Termination of the Plan. The Board of Directors may in its discretion terminate the Plan with respect to any shares for which options have not theretofore been granted. The Board of Directors and the Committee shall have the right to alter or amend the Plan or any part thereof from time to time; provided, however, no change which would impair the right of an optionee may be made in any options theretofore granted, without the consent of such optionee; and provided, further, that the Board of Directors or the Committee may not, without appropriate approval of not less than a majority of the shares of Common Stock (or other voting stock entitled to vote thereon at the time outstanding) present in person or by proxy at a meeting of holders of such shares, alter or modify the Plan so as to increase the maximum amount of Common Stock which may be issued under the Plan, extend the term of the Plan or options granted thereunder, reduce the price at which options may be granted or exercised, or change the eligibility requirements for participation in the Plan.

        13. Expenses. The Company shall bear the expenses of administering the Plan, other than taxes or similar charges payable by any optionee.

        14. Effective Date. The Plan shall be effective upon the date on which the Board of Directors adopts the Plan. However, the Plan shall be effective only if approved by the stockholders of the Company within twelve months of the date the Plan is adopted by the Board of Directors, and options granted prior to the date of such stockholder approval shall lapse and be of no further force or effect if such approval is not obtained.

        15. Funding. Anything herein contained to the contrary notwithstanding, the Company shall not be required to set aside any amount at any time to fund any obligations of the Company to make any payments to any optionee.

        16. Right to Discharge Reserved. Nothing in the Plan shall confer upon an optionee or any other person the right to continue in the employment of the Company or any subsidiary or affect any right that the Company or such subsidiary may have to terminate the employment of the optionee or any other person.

        17. Governing Law. All questions pertaining to the construction, validity and effect of the Plan, or to the rights of any person under the Plan, shall be determined in accordance with the laws of the State of New York.

Appendix A
----------

FRONT OF CARD


                                     PROXY

                           BARNWELL INDUSTRIES, INC.
        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

  The undersigned stockholder of Barnwell Industries, Inc., a Delaware corporation, hereby appoints Morton H. Kinzler and Alexander C. Kinzler, and each of them, attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to vote all the shares of Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Sheraton Shreveport Hotel, 1419 East 70th Street, Shreveport, Louisiana, on March 8, 1999, at 9:30 A.M., Central Standard time, and at any adjournment of such meeting, with all powers which the undersigned would possess if personally present:

                   (Continued and to be signed on reverse side)

-------------------------------------------------------------------------------

BACK OF CARD

     X    Please mark your votes as in this example.
   -----


1.  The election of the 10 Directors listed at right:

 FOR all nominees listed at right         WITHHOLD AUTHORITY to vote
 (except as marked to the contrary)       for all nominees listed at right

              -----                                -----
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST AT RIGHT.)

Nominees:
Morton H. Kinzler, Barry E. Emes, Alan D. Hunter, H. Whitney Boggs, Jr., Erik Hazelhoff-Roelfzema, William C. Warren, Daniel Jacobson, Martin Anderson, Glenn Yago, Murray C. Gardner.

2. Approval of the 1998 Stock Option Plan.

         For               Against              Abstain

        -----               -----                -----

3. Upon any and all other business which may come before the meeting or any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement of the Company for the Annual Meeting and the Company's Annual Report to Stockholders for the fiscal year ended September 30, 1998.

This Proxy, when properly executed, will be voted in accordance with the specification made hereon. If not otherwise specified, this Proxy will be voted FOR the election of Directors as proposed herein and FOR the approval of the 1998 Stock Option Plan.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


SIGNATURE                  DATE        SIGNATURE                  DATE
         ------------------    --------         ------------------    -------
                                                  IF HELD JOINTLY

(Signature(s) should agree with name on stock certificate as stenciled hereon. Executors, administrators, trustees, etc., should so indicate when signing.)